Other (Income) Expense, Net - Summary of Other Expense, Net From Continuing Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Other (income) expense [Abstract]
Loss from equity method investment	$ 3,750	$ 21,386
Interest income	(1,418)	(17,990)
Interest expense	2,809	7,683
Other expense	3,560	2,543
Total	$ 8,701	$ 13,622